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                                                                    Exhibit 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Based on my knowledge, I, Carol A. Bartz, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Autodesk, Inc. on Form 10-K for the annual period ended January 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Autodesk, Inc.

April 25, 2003                     /s/  Carol A. Bartz
                               -------------------------------------------------
                               Carol A. Bartz
                               Chairman, Chief Executive Officer and President

Based on my knowledge, I, Alfred J. Castino, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Autodesk, Inc. on Form 10-K for the annual period ended January 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Autodesk, Inc.

April 25, 2003                     /s/  Alfred J. Castino
                               -------------------------------------------------
                               Alfred J. Castino
                               Senior Vice President and Chief Financial Officer